UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 25, 2010

XTO ENERGY INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-10662	75-2347769
(Commission File Number)	(IRS Employer Identification No.)

810 Houston Street, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

(817) 870-2800
(Registrant’s Telephone Number, Including Area Code)

NONE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On June 25, 2010, XTO Energy Inc., a Delaware corporation (the “Company”), completed its merger with ExxonMobil Investment Corporation (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of Exxon Mobil Corporation, a New Jersey corporation (“ExxonMobil”), whereby Merger Sub merged with and into the Company (the “Merger”) with the Company continuing as the surviving corporation and a wholly owned subsidiary of ExxonMobil.  The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of December 13, 2009, among the Company, ExxonMobil and Merger Sub (the “Merger Agreement”).  The following events took place in connection with the consummation of the Merger:

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 25, 2010, the Company notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger.  In connection therewith, the Company informed the NYSE that each outstanding share of the Company’s common stock, par value $0.01 per share (“Company Common Stock”) (other than shares of Company Common Stock held by the Company as treasury stock or by ExxonMobil), was converted into the right to receive 0.7098 of a share of ExxonMobil common stock.  Accordingly, the Company has requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) on June 28, 2010 a notification of removal from listing on Form 25 with respect to the delisting of the shares of Company Common Stock from the NYSE.

In addition, the Company intends to file with the SEC a certification and notice of termination on Form 15 requesting that the Company Common Stock be deregistered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03 Material Modification to Rights of Security Holders.

The Merger Agreement was adopted by the Company’s stockholders at a special meeting of the Company’s stockholders held on June 25, 2010.  Shortly after the special meeting, also on June 25, 2010, the Merger was consummated in accordance with the Merger Agreement.

Under the terms of the Merger Agreement, each outstanding share of Company Common Stock (other than shares of Company Common Stock held by the Company as treasury stock or by ExxonMobil) was converted into the right to receive 0.7098 of a share of ExxonMobil common stock.  Under the terms of the Merger Agreement, fractional shares of ExxonMobil common stock will not be issued, and the Company’s stockholders will receive cash in lieu of any fractional shares of ExxonMobil common stock that they would otherwise be entitled to receive in the Merger.

At the effective time of the Merger, holders of Company Common Stock immediately prior to the effective time of the Merger ceased to have any rights as stockholders in the Company (other than their right to receive the merger consideration).

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 15, 2009 and incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

As a result of the Merger, a change of control of the Company occurred and the Company became a wholly owned subsidiary of ExxonMobil.  The disclosure under Item 3.03 above is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, upon consummation of the Merger, the directors of Merger Sub immediately prior to the effective time of the Merger became the directors of the Company.

Also, immediately following the consummation of the Merger, each of the principal executive officer, president, principal financial officer and named executive officers of the Company has ceased to hold his respective position with the Company.

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the certificate of incorporation and the by-laws of the Company were amended in their entirety to be substantially identical to the certificate of incorporation and by-laws of Merger Sub in effect as of the effective time of the Merger, but with the name of the surviving corporation remaining “XTO Energy Inc.” and with the provisions relating to the indemnification and exculpation of, and advancement of expenses to, the Company’s officers and directors with respect to matters existing or occurring at or prior to the effective time of the Merger being consistent with the corresponding provisions of the Company’s certificate of incorporation and by-laws in effect as of the date of the Merger Agreement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 25, 2010, the Company held a special meeting of stockholders to submit the following proposals to a vote of stockholders: (i) to adopt the Merger Agreement (the “Merger Proposal”) and (ii) to approve an adjournment of the special meeting, if necessary to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement at the time of the special meeting (the “Adjournment Proposal”).  The Merger Proposal and the Adjournment Proposal are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on May 20, 2010.

At the special meeting, the Company’s stockholders approved both proposals.  Holders of 457,251,767 shares of Company Common Stock, representing approximately 78% of the shares of Company Common Stock outstanding as of the record date for the special meeting, were present in person or by proxy, and a summary of the voting results for each proposal is set forth below:

Merger Proposal:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
454,105,149	2,784,611	362,006	0

Adjournment Proposal:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
417,765,505	39,286,620	197,845	1,797

The votes in favor of the Merger Proposal represented 78% of the shares of Company Common Stock outstanding as of the record date for the special meeting and 99% of the shares of Company Common Stock present at the special meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description of Exhibit
2.1
Agreement and Plan of Merger, dated as of December 13, 2009, among XTO Energy Inc., Exxon Mobil Corporation and ExxonMobil Investment Corporation (incorporated by reference to Exhibit 2.1 to XTO Energy Inc.’s Current Report on Form 8-K filed on December 15, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTO ENERGY INC.

Date:	June 25, 2010	By:	/s/ Bennie G. Kniffen
			Name:	Bennie G. Kniffen
			Title:	Senior Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
2.1
Agreement and Plan of Merger, dated as of December 13, 2009, among XTO Energy Inc., Exxon Mobil Corporation and ExxonMobil Investment Corporation (incorporated by reference to Exhibit 2.1 to XTO Energy Inc.’s Current Report on Form 8-K filed on December 15, 2009).